Exhibit 99.1

FOR IMMEDIATE RELEASE

Hill International Settles Proxy Dispute with Bulldog Investors

PHILADELPHIA — September 19, 2016 — Hill International (NYSE:HIL), the global leader in managing construction risk, announced today that it has settled a lawsuit commenced by Bulldog Investors, LLC in the Delaware Court of Chancery in connection with Bulldog’s proxy contest related to Hill’s 2016 Annual Meeting of Stockholders.

Among other things, the settlement provides that the Annual Meeting is deemed to have been held on its originally scheduled date of August 11th and that Bulldog’s director nominees, Paul Evans, Charles Gillman and David Sgro, are deemed to have been elected to Hill’s Board, replacing Steven M. Kramer, Gary F. Mazzucco and Irvin E. Richter.  In addition, Adam L. Eiseman has resigned from the Board.  As a result of the settlement, Hill’s Board will have ten members.

The two proposals recommended by Hill’s Board, to amend the company’s Bylaws to implement majority voting for election of directors and to provide for an annual advisory vote on executive compensation, are deemed to have been approved by Hill’s stockholders.  The two proposals recommended by Bulldog, to repeal and replace certain recent Bylaw amendments and to limit the size of the company’s Board, are deemed to have been withdrawn.

Further details regarding the settlement with Bulldog are contained in a Form 8-K filed with the U.S. Securities and Exchange Commission.

“We believe that resolution of this dispute now will be in the best interests of our company and its stockholders,” said David L. Richter, Hill’s Chairman and Chief Executive Officer.  “Our Board is looking forward to working together cooperatively to drive stockholder value creation,” added Richter.

“Hill is a great company and we hope that this settlement will set the stage for the creation of long-term shareholder value,” said Phillip Goldstein, a principal of Bulldog Investors.

Hill International, with 4,500 professionals in 100 offices worldwide, provides program management, project management, construction management, construction claims and other consulting services primarily to the buildings, transportation, environmental, energy and industrial markets.  Engineering News-Record magazine recently ranked Hill as the eighth largest construction management firm in the United States.  For more information on Hill, please visit our website at www.hillintl.com.

Certain statements contained herein may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and it is our intent that any such statements be protected by the safe harbor created thereby.  Except for historical information, the matters set forth herein including, but not limited to, any projections of revenues, earnings or other financial items; any statements concerning our plans, strategies and objectives for future operations; and any statements regarding future economic conditions or performance, are forward-looking statements.  These forward-looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties.  Although we believe that the expectations, estimates and assumptions reflected in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements.  Important factors that could cause our actual results to differ materially from estimates or projections contained in our forward-looking statements are set forth in the Risk Factors section and elsewhere in the reports we have filed with the Securities and Exchange Commission, including that unfavorable global economic conditions may adversely impact our business, our backlog may not be fully realized as revenue and our expenses may be higher than anticipated.  We do not intend, and undertake no obligation, to update any forward-looking statement.

Hill International, Inc.

John P. Paolin

Senior Vice President of Marketing and

Corporate Communications

(215) 309-7710

johnpaolin@hillintl.com

The Equity Group Inc.

Devin Sullivan

Senior Vice President

(212) 836-9608

dsullivan@equityny.com

(HIL-G)

### #### ###